UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2020

INTEGRATED VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55681	82-1725385
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

73 Buck Road, Suite 2, Huntingdon Valley, PA	19006
(Address of principal executive offices)	(Zip Code)

215-613-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17CRF 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INTV	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Integrated Ventures, Inc. (the “Company”) is filing this Current Report on Form 8-K to disclose the terms of a material amendment to a Securities Purchase Agreement with Eagle Equities, LLC, entered into by the Company on August 4, 2020, and the convertible note issued by the Company to that firm on August 4, 2020 in connect with that Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement with Eagle Equities, LLC

On August 4, 2020, Integrated Ventures, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Eagle Equities, LLC (the “Buyer”), providing for the issuance and sale by the Company and the purchase by the Buyer of a 6% convertible note of the Company in the aggregate principal amount of $1,086,956.52 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock of the Company (the “Conversion Shares”), upon the terms and subject to the limitations and conditions set forth in the Note. The Note provides for an 8% original issue discount (“OID”) such that the aggregate purchase price for Note will be $1,000,000.00.

The Securities Purchase Agreement and Note have been amended pursuant to an Amendment to the Agreement and the Note (the “Amendment”) effective November 16, 2020, to reduce the principal amount of the Note to $543,478.26 the aggregate principal balance after the two completed fundings under the Note that have taken place: The first closing date under the Note (“Closing”) was held on August 4, 2020, at which the Company sold, and the Buyer purchased the first tranche under the Note for a $271,739.13 portion of the principal balance of the Note, for a purchase price of $250,000, reflecting the OID of 8%. A subsequent Closing of an additional $271,739.13 portion of the Note (the “Second Tranche”) took place on October 22, 2020. The purchase price for the $271,739.13 Second Tranche of the Note was $250,000 as well, representing the OID of 8%. The total amount now due under the Note, as amended on November 16, 2020, following the two completed closings is $543,478.26, which amount corresponds to total aggregate principal balance of the Note purchased in the two completed closings. Now there is no unfunded balance under the Note as a result of the Amendment reducing the principal amount thereof to the aggregate principal balance of the Note following the two completed closings.

THE FOREGOING GENERAL DISCUSSION OF THE TERMS OF THE AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT AND CONVERTIBLE REDEEMABLE NOTE I S QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TERMS SET FORTH SUCH AMENDMENT FILED AS AN EXHIBIT TO THIS CURRENT REPORT. DEFINED TERMS USED HEREIN SHALL HAVE THE MEANINGS FOR SUCH TERMS PROVIDED IN THE SECURITIES PURCHASE AGREEMENT, THE CONVERTIBLE REDEEMABLE NOTE AND THE AMENDMENT, AS APPLICABLE, UNLESS SPECIFICALLY DEFINED ABOVE IN THIS REPORT.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
10.35

Amendment dated November 16, 2020 to Securities Purchase Agreement, dated August 4, 2020, between the Company and Eagle Equities, LLC, and to Convertible Redeemable Note due February 4, 2020 issued August 4, 2020 to Eagle Equities, LLC .

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Ventures, Inc.

Dated: November 18, 2020	By:	/s/ Steve Rubakh
	Name:	Steve Rubakh
	Title:	Chief Executive Officer

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